U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 4, 2015

AMERICAN SCIENCE AND ENGINEERING, INC.

(Exact Name Of Registrant As Specified In Its Charter)

MASSACHUSETTS

(State or Other Jurisdiction of Incorporation)

1-6549	04-2240991
(Commission File Number)	(I.R.S. Employer Identification No.)

829 MIDDLESEX TURNPIKE, BILLERICA, MASSACHUSETTS	01821
(Address of Principal Executive Offices)	(Zip Code)

(978) 262-8700

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05 COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES.

On June 4, 2015, American Science and Engineering, Inc. (the “Company”) issued a press release announcing the realignment of the Company through the creation of two focused business units.  In connection with the realignment, the Company expects future cash expenditures in the range of $2.2 million to $2.3 million, which will result in an expected charge to the Company of $1.0 million to $1.2 million, following the reversal of certain incentive compensation accruals. Under the realignment, the Company expects to generate annual cost savings of approximately $6 million through a combination of workforce and other cost reductions, including a reduction in the size of its management cost structure.

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 4, 2015, in connection with the realignment, Robert B. Cline, Senior Vice President, Operations and Paul H. Grazewski, Senior Vice President, Product Management, Marketing and Strategy, were notified their employment would be terminated effective June 30, 2015.  Each of Messrs. Cline and Grazewski entered into a separation agreement with the Company that provides that, subject to his signing a release of claims in favor of the Company, he will receive payments and severance benefits pursuant to Section 5 (“Severance Benefits”) of the 2014 Change in Control and Severance Benefit Agreement by and between the Company and the officers, previously filed as Exhibit 10.1 to the Form 8-K dated April 4, 2014.  In addition, Mr. Cline and Mr. Grazewski will each receive three additional months of base pay and Company paid COBRA.  Mr. Grazewski, under his separation agreement, will be deemed retirement eligible under the Company’s Long Term Incentive Plan  and will receive additional benefits of approximately $113,000 in cash and 2,640 shares of the Company’s common stock.

Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release attached as an Exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated June 4, 2015 announcing the creation of focused business units.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 4, 2015	AMERICAN SCIENCE AND ENGINEERING, INC.

	By:	/s/ Kenneth J. Galaznik
Kenneth J. Galaznik
Senior Vice President, CFO and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of American Science and Engineering, Inc. dated June 4, 2015, announcing the creation of focused business units.